CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Clifford D. Corso, President of Rivus Bond Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 24, 2008                        /S/ CLIFFORD D. CORSO
     ----------------------             ----------------------------------------
                                               Clifford D. Corso, President
                                               (principal executive officer)


I, Marc D. Morris, Treasurer of Rivus Bond Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 24, 2008                       /S/ MARC D. MORRIS
     ----------------------             ----------------------------------------
                                               Marc D. Morris, Treasurer
                                               (principal financial officer)